SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

Current Report pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2004

AIRSPAN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

This Form 8-K/A Amendment No. 3 includes, among other things, a more complete copy of Attachment B (“Attachment B”) to Amendment Agreement No. 2 to FWA PLA and FWA TASS dated as of April 20, 2004 between the Company and Axtel, S.A. de C.V. (“Amendment No. 2”) that was filed with the Securities and Exchange Commission (“SEC”) on July 22, 2004 on the Company’s Form 8-K/A. Accordingly, the copy of Attachment B attached hereto includes certain text that the Company has not previously publicly disclosed. The Company has withdrawn from the SEC the Company’s requests for confidential treatment for certain, but not all, of the information that is subject of the confidentiality request filed with the SEC on August 10, 2004 and July 22, 2004.

Item 7. Exhibits

(c)	Exhibits

10.1	Purchase and License Agreement dated March 20, 2003 among Nortel Networks Limited, Nortel Networks de Mexico, S.A. de C.V. and Axtel, S.A. de C.V. (1)(2)

10.2	Amendment Agreement No. 1 to Purchase and License Agreement, dated September 15, 2003 among Nortel Networks Limited, Nortel Networks de Mexico, S.A. de C.V. and Axtel, S.A. de C.V.(5)

10.3	Assignment and Assumption Agreement dated December 23, 2003 among Nortel Networks Limited and certain of its subsidiaries, the Company and Airspan Communications Limited.(1)

10.4	Amendment Agreement No. 2 to FWA PLA and FWA TASS dated as of April 20, 2004 between the Company and Axtel, S.A. de C.V. *(6)(7)

10.5	Technical Assistance Support Services Agreement for FWA Equipment, dated as of February 14, 2003, by and between Nortel Networks UK Limited and Axtel, S.A. de C.V.(3)(4)

*	Portions of this document have been omitted and were filed separately with the SEC on August 10, 2004 pursuant to a request for confidential treatment.
(1)	Incorporated by reference to the Company’s report on Form 8-K filed on June 1, 2004.
(2)	Portions of this document have been omitted and were filed separately with the SEC on June 1, 2004 pursuant to a request for confidential treatment.
(3)	Incorporated by reference to the Company’s report on Form 8-K/A filed on July 2, 2004.
(4)	Portions of this document have been omitted and were filed separately with the SEC on July 2, 2004 pursuant to a request for confidential treatment.
(5)	Incorporated by reference by the Company’s report on Form 8-K/A filed on July 22, 2004.
(6)	This Form 8-K/A Amendment No. 3 includes, among other things, a more complete copy of Attachment B (“Attachment B”) to Amendment Agreement No. 2 to FWA PLA and FWA TASS dated as of April 20, 2004 between the Company and Axtel, S.A. de C.V. (“Amendment No. 2”) that was filed with SEC on July 22, 2004 on the Company’s Form 8-K/A. Accordingly, the copy of Attachment B attached hereto includes certain text that the Company has not previously publicly disclosed. The Company has withdrawn from the SEC the Company’s requests for confidential treatment for certain, but not all, of the information that is subject of the confidentiality request filed with the SEC on August 10, 2004 and July 22, 2004.
(7)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2004

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

10.4	Amendment Agreement No. 2 to FWA PLA and FWA TASS dated as of April 20, 2004 between the Company and Axtel, S.A. de C.V. *(1)(2)

*	Portions of this document have been omitted and were filed separately with the SEC on August 10, 2004 pursuant to a request for confidential treatment.
(1)	This Form 8-K/A Amendment No. 3 includes, among other things, a more complete copy of Attachment B (“Attachment B”) to Amendment Agreement No. 2 to FWA PLA and FWA TASS dated as of April 20, 2004 between the Company and Axtel, S.A. de C.V. (“Amendment No. 2”) that was filed with SEC on July 22, 2004 on the Company’s Form 8-K/A. Accordingly, the copy of Attachment B attached hereto includes certain text that the Company has not previously publicly disclosed. The Company has withdrawn from the SEC the Company’s requests for confidential treatment for certain, but not all, of the information that is subject of the confidentiality request filed with the SEC on August 10, 2004 and July 22, 2004.
(2)	Filed herewith.